Principal Solar

Cinco de Mayo

Shareholder Update



CINCO
de MAYO



MAY
5



Cinco
de Mayo

PRINCIPAL SOLAR

Michael Gorton BS, MS, JD
CEO Principal Solar, Inc.
mg@PrincipalSolar.com

Forward Looking Statements

Certain of the statements contained herein may be statements of future expectations and other forward-looking statements that are based on management's current views and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. In addition to statements which are forward-looking by reason of context, the words "may," "will," "should," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" and similar expressions identify forward-looking statements. Actual results, performance or events may differ materially from those in such statements due to, without limitation, (i) our ability to acquire solar projects, (ii) our ability to raise capital to fund our acquisitions, (iii) our ability to successfully integrate multiple acquisitions, (iv) changing levels of competition, (v) changes in laws and regulations, including government regulation, (vi) general competitive factors and other risk factors included in our recent S-1/A filing with the SEC. This presentation is for educational purposes only and is not a solicitation for investment.

THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. ANY OFFER OF SECURITIES OF THE COMPANY SHALL BE MADE ONLY TO QUALIFIED INVESTORS IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS. THE SECURITIES LAWS PROHIBIT ANY PERSON WHO HAS MATERIAL NON-PUBLIC INFORMATION ABOUT A COMPANY FROM PURCHASING OR SELLING, DIRECTLY OR INDIRECTLY, SECURITIES OF SUCH COMPANY.

PRINCIPAL SOLAR

Part One
State of the Industry

An Overview of the Industry

PRINCIPAL SOLAR

Part One
State of the Industry


Energy Production total 1950 - 2011
Quadrillion Btu
90
80
70
60
50
40
30
20
10
0
1950
1960
1970
1980
1990
2000
2010
eia
Source: U.S. Energy Information Administration

PRINCIPAL SOLAR

Part One
State of the Industry



RENEWABLE
FINITE
WIND 1,2
25–70
per year
Waves 1,3
0.2-2
SOLAR 10
23,000
per year
3 -11
per year
OTEC 1,4
2 – 6 per year
Biomass 1,5
3 – 4 per year
HYDRO 1,6
0.3 – 2 per year
Geothermal 1,7
0.3 per year
TIDES 1
WORLD ENERGY USE
2009:
16 TWy
per year
2050:
28 TW
© R. Perez et al.
Natural Gas 1,8
215
TOTAL
Petroleum 1,8
240
TOTAL
Uranium 1,9
90–300
TOTAL
COAL 1,8
900
TOTAL RESERVE

Part One
State of the Industry



New Power Plant Production
Traditional vs Solar
$ per KWh
$0.210
$0.180
$0.150
$0.120
$0.090
$0.060
$0.030
$0.000
2009 MIT Study
Lazard
Nuclear
Coal
Nat Gas
PV Jun-09
PV Jun-12
PV Jan-15
PV 2020

Advantages

- No Moving Parts
- Low maintenance
- Fuel is free
- No Pollution
- Minimal operations
- Low H_20 Required
- Peak Time Production
- Site Flexible

PRINCIPAL SOLAR

Part One
State of the Industry

Electricity Generation 2013



1%
7%
39%
19%
28%
Coal
Natural Gas
Nuclear
Petroleum
Hydro
Other

Copyright Principal Solar, Data Source: EIA.gov

Electricity Generation 2025



15%
16%
5%
6%
15%
43%
Coal
Natural Gas
Nuclear
Wind & Other
Hydro
Solar

Copyright Principal Solar, Data Source: EIA.gov

PRINCIPAL SOLAR

The Industry
Growing Credibility

Smart Money Looking for Solar Investments

Chevron
bp
Bank of America
Google
MetLife
citi
KKR
Organization of the Petroleum Exporting Countries
Berkshire Hathaway Inc.
Prudential
John Hancock 150 Years of Promises Kept
usbank.
Goldman Sachs

Grid Parity
Recent Papers

Bloomberg
Goldman Sachs
BCG
The Boston Consulting Group
THE WALL STREET JOURNAL.
BARCLAYS
Deutsche Bank
citi

PRINCIPAL SOLAR

Principal Solar
Upcoming Goals

1. Build PSWW baseline valuation by completing $100M - $250M in acquisitions
2. Public offering moving company from OTC to NYSE or NASDAQ
3. Utilize luminary caliber industry expertise and resources to build Gigawatt Facilities.

PRINCIPAL SOLAR

Principal Solar

Upcoming Goals

2 Public Offering moving company from OTC to NYSE Markets

NYSE ITEM	REQUIRED	CURRENT
Stockholders' Equity	$4M	$ (170,827)
Average Daily Volume	2,000 or more for 6 months	
Market Capitalization	N/A	
Distribution	400 Shareholders	~150
	500K shares publicly held	157,217
Share Price (min)	$3	$1.15
Market Value of Float	$15M	$ 180,800

PRINCIPAL SOLAR

Principal Solar

Upcoming Goals

1a. **Build PSWW baseline valuation by completing $100M+ in acquisitions**

PIPELINE 2014 ACQUISITIONS				
Status	**ST**	**PPA info**	**MW**	**Capital Req**
Term Sheet Pending	TN	20 yr PPA w local utility + 10 yr premium from TVA	8.1	$14,000,000
TS pending	AZ	20 yr PPA w nation	33	$55,440,000
Evaluation	NC	PPA with Progressive	80	$120,000,000
Evaluation	NC	PPA with Progressive	50	$75,000,000
TS pending	DR	20 yr with Dominican Republic Air Force	3	$12,000,000
TOTAL			**174.1**	**$276,440,000**

Capital sourced by Carlyle Capital Markets

This is a pipeline – some may close, others may not

PRINCIPAL SOLAR

Principal Solar
Upcoming Goals

1a. Build PSWW baseline valuation by completing $100M+ in acquisitions

Sample $100,000,000 Acquisition (tax equity flip)
•40% Debt = $40,000,000. PPA income will service the P&I.

•60% Tax Equity = $60,000,000. Tax Equity investor earns 10% IRR (ITC + MACRS + Cash Flow). Investor exits the project after 5 years.

•Principal Solar immediately realizes $60,000,000 asset. **With little or no initial investment, this represents a significant ROI to Principal Solar.**

PRINCIPAL SOLAR

Principal Solar

Upcoming Goals

1b. File S-1, Registering Non –Affiliate Shares Purchased in Prior Rounds

Registration filed December 23, 2013

First round of answers to SEC questions (S-1A) filed May 2, 2014

3,317,870 Shares (proposed) in Registration

Once Registration is approved by SEC, we will begin IR

PRINCIPAL SOLAR

Principal Solar

Upcoming Goals

3 **Utilize luminary caliber industry expertise and resources to build Gigawatt Facilities.**

- Texas insolation as good as nearly anywhere in the desert southwest
- Better business environment
- Better regulatory environment
- Texas is an energy state
- Texas is in the center of the country

PRINCIPAL SOLAR

Capital Requirements

Acquisition/Construction Capital
Sourced by Carlyle Capital Markets

- Range: $10M - $1B
- Debt - P&I
- Tax Equity – 5 Year flip
- **Non-dilutive**
- Creates significant asset base

Operating Capital
Angel Round

- 5,000,000 Common Stock
- $1.00 per share
- 19,017,225 before round
- Represents 20.8% of Company
- $200,000 minimum

PRINCIPAL SOLAR

Principal Solar
Financial Highlights

Balance Sheet (December 31, 2013)	
Cash	$122,533
Total current assets	308,399
Solar arrays	6,984,936
Total assets	**$7,433,979**
Total current liabilities	1,828,678
Long-term debt	4,652,979
Total liabilities	**7,604,806**
Total stockholders' equity	**$(170,827)**

Statement of Operations	2013	2012
Power generation revenue	$487,408	$17,045
Gross profit (loss)	176,289	(39,319)
Expenses:		
General and admin.	2,162,214	2,701,282
Interest	308,211	50,332
Net loss	$(2,370,222)	$(2,792,834)
Net loss per share	$(.14)	$(.19)

PRINCIPAL SOLAR

Accomplishments

- **Acquisitions complete to date**
  - Capstone Solar
  - Mill 77
  - Step Guys
  - PowerHouse 1
- **Documented Due Diligence Process**
- **Capital Sourcing from Carlyle**
- **Robust Pipeline**
  - 175 MW in pipeline
  - Multiple projects in evaluation
- **Principal Solar Institute**
  - 13 White Papers
  - 17 Webinars
  - PSI Ratings for solar PV modules



Turning Green into Greener
SOLUTIONS for the TEXAS ENERGY SHORTAGE
NAVIGATING BY THE SUN
INVESTING IN THE POWER OF THE SUN
SOLAR INDUSTRY GOES MAINSTREAM:

PRINCIPAL SOLAR

Questions?


CINCO
de MAYO


MAY
5
Cinco De Mayo


Cinco
de Mayo

PRINCIPAL SOLAR

Michael Gorton BS, MS, JD
CEO Principal Solar, Inc.
mg@PrincipalSolar.com